As filed with the Securities and Exchange Commission on April 28, 1997

                             Securities Act Registration No. 333-9153
                     Investment Company Act Registration No. 811-7737


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          x
                         Post-Effective Amendment No. 1                     x


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      x
                            Amendment No. 2                                 x

                        (Check appropriate box or boxes)

                               THE PURISIMA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            13100 SKYLINE BOULEVARD
                        WOODSIDE, CALIFORNIA  94062-4547
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 851-7925

                              KENNETH L. FISHER
                            13100 Skyline Boulevard.
                        Woodside, California  94062-4547
                     (Name and Address of Agent for Service)


                                    Copy to:
                               David Hearth, Esq.
                        Heller Ehrman White & McAuliffe
                                333 Bush Street
                     San Francisco, California  94104-2878

  Registrant has registered an indefinite number of shares of its common stock under The Securities Act of 1933 and will file its required Rule 24f-2 Notice for Registrant's fiscal year ending August 31, 1997 prior to November 30, 1997.

  It is proposed that this filing will become effective:

     ( X )      immediately upon filing pursuant to paragraph (b)
     (   )                    on (date) pursuant to paragraph (b)
     (   )      60 days after filing pursuant to paragraph (a)(i)
     (   )                 on (date) pursuant to paragraph (a)(i)
     ( ) 75 days after filing pursuant to paragraph (a)(ii) ( ) on (date) pursuant to paragraph (a)(ii) of Rule 485.

  If appropriate, check the following box:

     (   ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.



                               THE PURISIMA FUNDS

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                        Caption or Subheading in Prospectus or
Item No. on Form N-1A                   Statement of Additional Information
---------------------                   --------------------------------------

1.   Cover Page                          Cover Page

2.   Synopsis                            Expense Summary

3.   Condensed Financial Information     Financial Highlights

4.   General Description of Registrant   The Purisima Funds; Investment
                                         Objective; Investment Policies and
                                         Risk Considerations; Investment
                                         Limitations

5.   Management of the Fund              Management; Transfer and Dividend
                                         Disbursing Agent, Custodian and
                                         Independent Accountants

5A.  Management's Discussion of Fund     <F1>
     Performance

6.   Capital Stock and Other Securities  Capital Structure; Dividends and
                                         Distributions; Taxes; Shareholder
                                         Reports and Information

7.   Purchase of Securities Being        How to Purchase Shares; Pricing of
     Offered                             Fund Shares; How to Exchange Shares;
                                         Retirement Plans; Service and
                                         Distribution Plan

8.   Redemption or Repurchase            How to Redeem Shares; Pricing of Fund
                                         Shares; How to Exchange Shares

9.   Legal Proceedings                   <F1>

PART B-INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
------------------------------------------------------------------

10.  Cover Page                          Cover Page

11.  Table of Contents                   Table of Contents

12.  General Information and History     <F2>

13.  Investment Objectives and Policies  Additional Investment Information;
                                         Investment Restrictions

14.  Management of the Fund              Additional Trust Information

15.  Control Persons and Principal       Additional Trust Information
     Holders of Securities

16.  Investment Advisory and Other       Additional Trust Information
     Services

17.  Brokerage Allocation and Other      Portfolio Transactions and Brokerage
     Policies

18.  Capital Stock and Other Securities  Description of Shares

19.  Purchase, Redemption and Pricing    Included in the Prospectus under the
     of Securities Being Offered         heading "How to Purchase Shares,"
                                         "Pricing of Fund Shares," "How to
                                         Exchange Shares" and "How to Redeem
                                         Shares" and in the Statement of
                                         Additional Information under the
                                         headings "Individual Retirement
                                         Accounts"

20.  Tax Status                          Included in the Prospectus under the
                                         headings "Taxes" and "Dividends and
                                         Distributions" and in the Statement
                                         of Additional Information under the
                                         heading "Taxes" and "Additional
                                         Investment Information"

21.  Underwriters                        <F1>

22.  Calculation of Performance Data     Included in the Prospectus under the
                                         heading "Fund Performance" and in
                                         the Statement of Additional
                                         Information under the heading
                                         "Performance Information"

23.  Financial Statements                Financial Statements

----------------------
<F1> Answer negative or inapplicable
<F2> Complete answer to Item is contained in the Prospectus




                           PURISIMA TOTAL RETURN FUND

            Supplement to the Prospectus dated October 25, 1996, as
                          Supplemented January 1, 1997

EXPENSE SUMMARY

The following paragraph replaces footnote 3 of the Expense Summary on page 3 of the Prospectus.

The Fund's investment adviser has voluntarily agreed to limit the Fund's total operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Fund's average net assets for the Fund's first fiscal year. After such date, the expense limitation may be terminated or revised at any time. If the Adviser had chosen not to limit the Fund's total operating expenses, "Other Expenses" would have been 106.61% and "Total Operating Expenses" would have been 107.86%

FINANCIAL HIGHLIGHTS

The following table is to be inserted on page 4 of the Prospectus.

The financial information of a share of The Purisima Total Return Fund
("Fund") outstanding during the period from October 28, 1996 (commencement of operations) to February 28, 1997 included in this table has been derived from the financial records of the Fund without examination by the Fund's independent accountants, who do not express an opinion thereon. The table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                        October 28, 1996(1)
                                        to February 28, 1997


Net asset value, beginning of period                  $10.00

Income from investment operations:
  Net investment income                                 0.01
  Net realized and unrealized gains
     on securities                                      0.47

  Total from investment operations                      0.48

Net asset value, end of period                        $10.48



Total return(2)                                        4.80%

Supplemental data and ratios:
  Net assets, end of period                         $579,056
  Ratio of net expenses to average net
     assets (3)(4)                                     1.50%
  Ratio of net investment income to
     average net assets (3)(4)                         0.59%
  Portfolio turnover rate                              0.16%

Average commission rate paid on portfolio
  investment transactions                            $0.0289

(1)  Commencement of Operations.
(2)  Not annualized.
(3)  Annualized
(4) Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of net expenses to average net assets would have been 107.86%, and the ratio of net investment income to average net assets would have been (105.77)%.

                 The date of this Supplement is April 28, 1997


The Prospectus for the Purisima Total Return Fund dated October 25, 1996 is incorporated herein by reference to the Prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on November 5, 1996. The Supplement dated January 1, 1997 to the Prospectus dated October 25, 1996 for the Purisima Total Return Fund is incorporated herein by reference to the Supplement dated January 1, 1997 filed pursuant to Rule 497 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on December 30, 1996.




                           PURISIMA TOTAL RETURN FUND

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information dated April 28, 1997, is meant to be read in conjunction with the Purisima Total Return Fund Prospectus dated October 25, 1996, as supplemented January 1, 1997 and April 28, 1997 (hereinafter referred to as the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing the Fund, P.O. Box 731, Milwaukee, Wisconsin 53201, or calling 1-800-871-2665. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS
                               -----------------
                                                                Page
                                                                ----

ADDITIONAL INVESTMENT INFORMATION
INVESTMENT RESTRICTIONS..........................................
ADDITIONAL TRUST INFORMATION.....................................
     Trustees and Officers.......................................
     Control Persons and Principal Holders of Securities.........
     Investment Adviser..........................................
     Administrator...............................................
     Custodian, Transfer Agent and Dividend Paying Agent.........
     Legal Counsel ..............................................
     Independent Accountants.....................................
DISTRIBUTION OF SHARES...........................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................
TAXES............................................................
DESCRIPTION OF SHARES............................................
INDIVIDUAL RETIREMENT ACCOUNTS...................................
PERFORMANCE INFORMATION..........................................
OTHER INFORMATION................................................
FINANCIAL STATEMENTS.............................................
APPENDIX A (Description of Securities Ratings)...................

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                       ADDITIONAL INVESTMENT INFORMATION

     The investment objective of the Fund is to produce a high level of total return. Because of the risks inherent in all investments, there can be no assurance that the Fund will meet its objective. The Fund is not intended by itself to constitute a balanced investment program.

     The following information supplements the investment policies of the Fund as set forth in the Prospectus. Unless specifically designated as a "fundamental" policy (which may be changed only with the approval by a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940), all investment policies described below may be changed by the Fund's Board of Trustees without shareholder approval.

     UNITED STATES GOVERNMENT OBLIGATIONS. The Fund may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (for example, Ginnie Mae Certificates); (b) the right of the issuer to borrow from the Treasury (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (such as those issued by Fannie Mae); and (d) only the credit of the agency or instrumentality itself (such as those issued by the Student Loan Marketing Association). While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so because it is not so obligated.

     MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment in other types of securities, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may also be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage pre-payments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

     The Fund may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and CMOs, which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the discretionary authority of the U.S. Treasury to provide certain credit support. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original issue discount (or deemed discount) on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

     YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Fund may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, and other rating agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act"), that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Trustees have delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Certain securities are deemed illiquid by the Securities and Exchange Commission including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund's limitation on illiquid securities.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed - when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund's net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

     WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by a corporation enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed when the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party. The Fund will purchase securities on a when-issued basis or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.

     HEDGING STRATEGIES. The Fund may use various options transactions for the purpose of hedging or earning additional income. There can be no assurance that such efforts will succeed. The Fund may write (i.e. sell) call and put options, and buy put or call options. These options may relate to particular securities or stock or bond indexes and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Fund will not purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written).

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

     GENERAL. The Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk.
Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time (or, in some cases, on certain specified dates) prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract.

     Securities index options are put options and call options on various securities indexes. In most respects, they are identical to listed options on common stocks or bonds. The primary difference between securities options and index options occurs when index options are exercised. In the case of securities options, the underlying security, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     CERTAIN RISKS REGARDING OPTIONS. There are a number of special risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction to not achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for various reasons, including: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by
the Fund.   Because the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on securities indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     INVESTMENT COMPANIES. The Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund will generally not exceed 150%. However, this should not be considered as a limiting factor.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions consistent with its investment objective. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to the Fund's restrictions on borrowings as set forth in fundamental restriction 7 below.

     The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act"); provided, however, the Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) the securities of any issuer if such purchase would cause the Fund to own more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

     7. Borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     The Fund may not:

     1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     2. Purchase securities of other investment companies except to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     3. Make investments for the purpose of exercising control or management of any company except that the Fund or its agent may vote portfolio securities in their discretion.

     4. Invest in securities of issuers which have a record of less than three
(3) years continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would cause the value of the Fund's investments in all such companies to exceed 10% of the value of its total assets.

     5. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities.

     6. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts and options thereon, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a joint securities trading account.)

     7. Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, the Fund may engage in transactions involving options. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     8. Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

     In determining industry classification with respect to the Fund, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

     A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION

     TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Trust, including their principal business occupations during at least the last five years, is set forth below. Each Trustee who is an "interested person" of the Trust or the Adviser as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Trust since July 1996. The address of each of the officers and Trustees is c/o The Purisima Funds, 13100 Skyline Blvd., Woodside, CA 94062-4547.

                   *KENNETH L. FISHER, PRESIDENT AND TRUSTEE

     Mr. Fisher is the Chairman, Chief Executive Officer and majority shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1978.

                    SHERRILYN A. FISHER, ASSISTANT SECRETARY

     Ms. Fisher is Senior Vice President and Corporate Secretary of the Adviser. Ms. Fisher has been employed by the Adviser since 1984.

                        PIERSON E. CLAIR III, TRUSTEE

     Mr. Clair is Vice President of Blummer Chocolate Company where he has been employed since 1970 and served as Vice President since 1980. Mr. Clair is a director of Signature Foods,Inc. Mr. Clair was appointed and elected as a Trustee of the Trust on September 26, 1996.

                           BRYAN F. MORSE, TRUSTEE

     Mr. Morse is the sole proprietor of Bryan F. Morse, RIA, a registered investment adviser. He has served in that capacity since 1990. Mr. Morse was appointed and elected as a Trustee of the Trust on September 26, 1996.

                        GROVER T. WICKERSHAM, TRUSTEE

     Mr. Wickersham has been an attorney in private practice in Palo Alto, California for more than five years and has been Chairman of Oxcal Venture Corporation, a venture capital fund, since January of 1996. Since March of 1996, Mr. Wickersham has been a Director of the California Culinary Academy, a San Francisco-based public company engaged in culinary education. Prior to entering private practice in June of 1981, Mr. Wickersham served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.


     The Trustees of the Trust who are officers of the Adviser receive no remuneration from the Trust. Each of the other Trustees is paid a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings. The table below sets forth the estimated compensation of the Trustees for the fiscal year ending August 31, 1997. Actual compensation paid to the Trustees through April 28, 1997 was $2,000 paid to each of Messrs., Clair,
Morse and Wickersham. Mr. Fisher did not receive any Trustees fees.

                               COMPENSATION TABLE
                               ------------------
                                    Pension or
                                    Retirement                      Total
                                     Benefits        Estimated   Compensation
                                    Accrued As        Annual         from
                     Aggregate       Part of         Benefits      Company
                   Compensation      Company           Upon        Paid to
Name of Person     from Company      Expenses       Retirement    Directors
--------------     ------------      --------       ----------    ---------

Mr. Fisher           $   0              $0              $0          $   0
Mr. Clair            $2500              $0              $0          $2500
Mr. Morse            $2500              $0              $0          $2500
Mr. Wickersham       $2500              $0              $0          $2500


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. The following are the only persons known to the Fund to own of record or beneficially 5 percent or more of the Fund's outstanding shares as of March 31, 1997.

Name and Address                                     Percent
----------------                                     -------

Kenneth L. & Sherrilyn A. Fisher                      14.27%
13102 Skyline Blvd.
Woodside, CA 94062

Margaret R. & Dickran H. Dadourian                     6.85%
5170 El Roble Street
Long Beach, CA 90815

Gary J. & Diane A. Brauch                              6.82%
26630 Snell Ct.
Los Altos, CA 94022

Michael K. & Linda M. Hsu                              6.64%
2902 W. Bear Trails
Orange, TX 77632

Gary W. Grove                                          6.25%
8048 Whisper Lake Lane W.
Ponte Vedra Beach, FL 32082

Frederick I. Field                                     5.26%
1848 Sturm Avenue
Walla Walla, WA 99362

Miriam Teufel                                          5.19%
831 Youngsford Road
Gladwynne, PA 19035

As of March 31, 1997, the officers and directors of the Fund owned, as a group, 18.16% of the Fund's outstanding securities.


     INVESTMENT ADVISER. The investment adviser to the Fund is Fisher Investments, Inc. (the "Adviser"). Mr. Kenneth L. Fisher is the founder, Chairman and Chief Executive Officer of the Adviser and is a majority shareholder of the Adviser. As such, he controls the Adviser.

     Pursuant to the Investment Management Agreement entered into between the Trust on behalf of the Fund and the Adviser (the "Investment Management Agreement"), the Adviser determines the composition of the Fund's portfolio, the nature and timing of the changes to the Fund's portfolio, and the manner of implementing such changes. The Adviser also (a) provides the Fund with investment advice, research and related services for the investment of its assets, subject to such directions as it may receive from the Board of Trustees;
(b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Investment Management Agreement; and (d) furnishes the Fund with office space and certain administrative services. The services of the Adviser or any affiliate thereof are not deemed to be exclusive and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Fund may reimburse the Adviser (on a cost recovery basis only) for any services performed for the Fund by the Adviser outside its duties under the Investment Management Agreement.


     The Investment Management Agreement is dated as of October 25, 1996. The Investment Management Agreement has an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on September 26, 1996 and by the initial shareholder of the Fund on September 26, 1996. The Investment Management Agreement is terminable without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate specified in the Prospectus. The organizational expenses of the Fund were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months.


     The Investment Management Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed a percentage of the average net asset value of the Fund for such year which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale. As of the date of this Statement of Additional Information, none of the states in which the Fund's shares are qualified for sale impose an applicable expense limitation on the Fund. Additionally, the Adviser voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceeded 1.50% of the average daily net assets of the Fund for its first fiscal year. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Fund. Such a waiver may be terminated at any time in the Adviser's discretion upon notice to the Fund and certain of its agents. Reimbursement of expenses in excess of the applicable limitation will be paid to the Fund by reducing the Adviser's fee, subject to later adjustment. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.


     The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such pracice may require the Adviser to waive, reduce, or absorb current Fund expenses. Any such management fee or expense reimbursement will be accounted for on the financial statements of the Fund as a contingent liability of the Fund until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

     The Investment Management Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.


     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator" or "Sunstone") provides various administrative and fund accounting services to the Fund (which include compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Trust on behalf of the Fund. The Administration and Fund Accounting Agreement will remain in effect for an initial one-year term ending October 29, 1997 and thereafter continue for successive annual periods unless earlier terminated. The Administration and Fund Accounting Agreement may be terminated on not less than 90-days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.


     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, N.A.
(the "Custodian") serves as the custodian and Sunstone Investor Services, LLC serves as the transfer and dividend paying agent for the Fund. Under the terms of the respective agreements, the Custodian is responsible for the receipt and delivery of the Fund's securities and cash, and Sunstone Investor Services, LLC is responsible for processing purchase and redemption requests for Fund shares as well as the recordkeeping of ownership of the Fund's shares, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. The Custodian and Sunstone Investor Services, LLC do not exercise any supervisory functions over the management of the Trust or the Fund or the purchase and sale of securities.

     LEGAL COUNSEL. The validity of the shares offered by the Prospectus will be passed on by Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

     INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP are the independent accountants for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Trust.

                             DISTRIBUTION OF SHARES

     Sunstone Distribution Services, LLC, an affiliate of Sunstone and Sunstone Investor Services, LLC, serves as distributor of the Fund pursuant to a Distribution Agreement with the Trust on behalf of the Fund (the "Distribution Agreement"). Shares may also be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Trust. The Distribution Agreement is dated as of January 1, 1997. The Agreement has an initial term through October 29, 1997 and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, case in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party on December 12, 1997.
The Agreement is terminable without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by Sunstone, and will terminate automatically in the event of its assignment (as defined in the 1940 Act). For serving as distributor, and for providing certain distribution services, Sunstone receives the fees described in the prospectus, plus reimbursement of out-of-pocket expenses.
The Distribution Agreement also provides that Sunstone may provide similar services to others including other investment companies.


     As set forth in the Prospectus, the Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

     On September 26, 1996, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Rule 12b-1 Trustees"), adopted the 12b-1 Plan for the Fund. The initial shareholder of the Fund approved the 12b-1 Plan as of September 26 , 1996. The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Rule 12b-1 Trustees, vote annually to continue the 12b-1 Plan. The Plan may be terminated at any time by a vote of the Rule 12b-1 Trustees of the Fund or by a vote of a majority of the outstanding shares. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Trustees, including the Rule 12b-1 Trustees.

     While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. All distribution fees paid by the Fund under the 12b-1 Plan will be paid in accordance with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as such Section may change from time to time.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Fund's portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain best execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonable competitive commission rates, the Fund will not necessarily always receive the lowest commission available.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information may be used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Fund may also direct brokerage to broker-dealers who facilitate sales of the Fund's shares, subject to also obtaining best execution as described above from such broker-dealer.

     A portion of the securities in which the Fund may invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the Securities and Exchange Commission. The 1940 Act restricts transactions involving the Fund and its "affiliates," including, among others, the Trust's Trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

     Investment decisions for the Fund are made independently from those of accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

                                        TAXES
GENERAL

     The Fund intends to qualify for treatment, and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. In order to do so, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     The Fund may invest in securities of foreign issuers, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by the Fund.

     Any gain or loss realized by the Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Expiration of a call option written by the Fund will result in short-term capital gain. Any security, option, or other position entered into or held by the Fund that substantially diminishes its risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options (including options on a broad-based index, such as the Standard & Poor's 500 index) and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of securities of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than capital gain or loss.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, that portion of dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the alternative minimum tax. In addition, availability of the deduction is subject to certain holding period and debt-financing limitations.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of a loss realized upon the sale or redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     The Fund will be subject to a nondeductible 4% excise tax on net income to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, the Fund may incur the tax in some instances.

NON-U.S. SHAREHOLDERS

     Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business" and the foreign shareholder provides the Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and is based on current provisions of the Code and applicable Treasury Regulations, which are subject to change (possibly on a retroactive basis). Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

     The foregoing discussion and the related discussion in the Prospectus has been prepared by the management of the Fund, and does not purport to be a complete description of all tax implications of an investment in the Fund. Heller, Ehrman, White & McAuliffe, legal counsel to the Fund, has expressed no opinion in respect thereof. Shareholders should consult their own advisers concerning the application of federal, state and local tax to their particular situations.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Fund. Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.01, represents a proportionate interest in the Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share in the net assets of the Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the Securities and Exchange Commission, (b) during any emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares determined from time to time by the Trustees; (c) to the extent that such shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

     In the event additional funds are created, the proceeds received by each fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that fund. The underlying assets of each fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

     Under Delaware law, shareholders of the Trust are not generally personally liable for obligations of the Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware
law and may thereby subject the Trust's shareholders to liability.   To guard
against this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and will require that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations.

     The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.
If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan which may be adopted by individuals for rollovers from existing IRAs or retirement plans. Because of the applicable $25,000 minimum purchase amount to establish an account with the Fund, the Fund's prototype IRA may only be used to rollover proceeds from an existing IRA or retirement plan. There is currently no charge for establishing an IRA account, although there is an annual maintenance fee. Earnings on amounts held in an IRA are not taxed until withdrawal.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-871-2665. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                            PERFORMANCE INFORMATION

     The Fund may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

     P(1 + T)N = ERV

     Where: T = average annual total return.

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P   = hypothetical initial payment of $1,000.

     N   = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


     The Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. The Fund's total return for the period from commencement of operations (October 28, 1996) through February 28, 1997, was 4.8%.


     From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolios and the investments measured by these indices.

     Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Trust literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

     The Fund may include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to investors may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate investment strategies and related matters believed to be of relevance to the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail.

                               OTHER INFORMATION

     As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     Shares of the Fund may be exchanged for shares of the Northern Money Market Fund as provided in the Prospectus. Sunstone Investor Services, LLC, the Fund's transfer agent, receives a service fee from the Northern Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern Money Market Fund. Sunstone
Investor Services, LLC, is an affiliate of Sunstone Financial Group, Inc.
and Sunstone Distribution Services, LLC, the Fund's administrator and distributor respectively.

With respect to the management of domestic equity securities, the Adviser believes a significant portion of the return is derived from a weighted exposure to the market's styles. Style is defined as the combination of market capitalization size (i.e., big, mid, and small cap) and valuation (low/"value" or high/"growth"). The resulting six styles are:

           BIG CAP VALUE                BIG CAP GROWTH
           MID-CAP VALUE                MID-CAP GROWTH
          SMALL CAP VALUE              SMALL CAP GROWTH

The Adviser believes that for extended periods, the market has favored one style over the others. This favoritism has rotated, with all styles leading (and lagging) at some time. The Adviser also believes that this observation may be more important in achieving investment returns than individual stock or manager selection.

In seeking to achieve the Fund's investment objective, the Adviser utilizes "exclusionary" management. This means deciding what not to own -- or what styles to avoid. In contrast, many investors utilize "inclusionary" management -- deciding what to own in the equity universe. The Adviser seeks a high level of total return by seeking to avoid the worst styles and owning the rest. By avoiding the worst performing parts of the market, the Adviser seeks relatively lower volatility in investment returns than the broad market as a whole because in the Adviser's experience the most out-of-phase styles typically have the highest volatility (standard deviation). In an attempt to replicate the performance of each style, the Adviser uses semi-passive emulaiton, i.e., the Adviser purchases a basket of quantitatively chosen stocks optimized to the style's characteristics.

Mr. Kenneth L. Fisher is the portfolio manager of the Fund. He is primarily known to the public through his writing. He has written the Portfolio Strategy column in Forbes magazine since 1984. His writings include three books, "Super Stocks," a tutorial on fundamental stock research published in 1984, "The Wall Street Waltz," a financial overview and historical lessons through 90 visualizations published in 1987, and "100 Minds that Made the Market," a set of 100 cameo biographies of pioneers of American finance published in 1993. His writings have been published widely and he has been interviewed by numerous financial publications and programs. The Fund may refer to this information in its marketing materials.


     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares of the Fund at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     Payment for shares of the Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning certain tax matters relating to the securities. Payment for shares of the Fund in the form of securities will generally be treated as a taxable sale of such securities by the shareholder. In addition, so long as shares in the Fund are offered or sold in Texas, any securities that are accepted as payment for the shares of the Fund will be limited to securities that are issued in transactions that involve a bona fide reorganization or statutory merger, or will be limited to other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ or as evidenced by their status as U.S. Government Securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other like securities with a readily ascertainable value.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following financial statement has been audited and is attached hereto:

               1.  Report of Independent Accountants.
               2.  Statement of Assets and Liabilities as of September 19, 1996.
               3.  Notes to Financial Statement.


The following unaudited financial statements for the Fund are attached hereto:

               1.  Schedule of Investments as of February 28, 1997
               2.  Statement of Assets and Liabilities as of February 28, 1997
               3.  Statement of Operations for the period ended February 28,
                   1997
               4. Statement of Changes in Net Assets for the period ended February 28, 1997
               5.  Financial Highlights for the period ended February 28, 1997
               6.  Notes to Financial Statements


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of The Purisima Funds

     In our opinion, the acccompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Purisima Total Return Fund (the "Fund") comprising The Purisima Funds at September 19, 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Price Waterhouse LLP
Milwaukee, Wisconsin
September 19, 1996



                         THE PURISIMA TOTAL RETURN FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 19, 1996

ASSETS

Cash                                                      $100,000

Unamortized organization costs                              50,275

Prepaid initial registration expenses                       29,970
                                                           -------
  Total Assets                                             180,245
                                                           -------

LIABILITIES

Accrued professional fees                                   39,000
Accounts payable                                            41,245
Payable to Adviser                                               0
                                                           -------
  Total Liabilities                                         80,245
                                                           -------

NET ASSETS                                                $100,000
                                                           =======
Capital shares, $0.01 par value;
Unlimited Authorization                                   $100,000
                                                           =======
Shares outstanding                                          10,000
                                                           =======
Net asset value, redemption price and
offering price per share (net
assets/shares outstanding)                                  $10.00
                                                             =====

The accompanying notes to financial statement are an integral part of this statement.




                         THE PURISIMA TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENT

                               SEPTEMBER 19, 1996

(1) Organization
    ------------

   The Purisima Total Return Fund (the "Fund") constituting the initial series of The Purisima Funds (the "Trust") was organized on June 27, 1996 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Purisima Total Return Fund. The Fund has had no operations other than those relating to organizational matters, including the sale of 10,000 shares to capitalize the Fund, which were sold to Fisher Investments, Inc. (the "Adviser") on September 11,
   1996 for cash in the amount of $100,000.

(2) Significant Accounting Policies
    -------------------------------

   (a) Organization Costs

       Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced investment activities. If any of the original shares of the Fund purchased by the Adviser are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption.
       The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

   (b) Federal Income Taxes

       The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

(3) Investment Adviser
    -----------------

   The Fund has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets for the first fiscal year. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Advisor will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

(4) Service and Distribution Plan
    -----------------------------

   Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.




UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED FEBRUARY 28, 1997 PURISIMA TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS
February 28, 1997 (Unaudited)

Number of
Shares                                                           Value
---------                                                        -----

          COMMON STOCK                               99.4%

          AEROSPACE                                   1.8%
    100   Boeing Co.                                           $10,175
                                                               -------

          AUTOMOBILES                                 9.5%
    100   Daimler-Benz AG ADR *                                  7,250
    150   Ford Motor Co.                                         4,931
    200   General Motors Co.                                    11,575
    900   Nissan Motor Co., Ltd. ADR                            10,575
    300   Toyota Motor Corp.                                    15,450
    200   Volvo AB ADR                                           4,975
                                                               -------
                                                                54,756
                                                               -------

          BANKING                                     6.6%
    100   Banco Bilbao Vizcaya ADR                               5,850
    350   Bank of Tokyo Mitsubishi ADR                           5,819
    100   Barclays PLC ADR                                       7,250
    600   Espirito Santo Financial ADR                           8,400
    300   Instituto Mobiliare Ital SP ADR                        7,875
    100   Westpac Banking ADR                                    2,837
                                                               -------
                                                                38,031
                                                               -------

          CHEMICALS                                   4.8%
    100   E. I. du Pont de Nemours & Co.                        10,725
    200   Norsk Hydro A/A ADR                                   10,000
    200   Rhone-Poulenc SA ADR                                   6,975
                                                               -------
                                                                27,700
                                                               -------

          COMMERCIAL SERVICES                         1.1%
    100   Reuters Holdings PLC ADR                               6,413
                                                               -------

          COMMUNICATION EQUIPMENT                     5.3%
    100   Alcatel Alsthom CGE ADR                                2,050
    200   Ericsson (LM) ADR                                      6,309
    100   Lucent Technologies, Inc.                              5,388
    200   Motorola, Inc.                                        11,175
    100   Nokia Corp. ADR Class A                                5,850
                                                               -------
                                                                30,772
                                                               -------



Number of
Shares                                                           Value
---------                                                        -----

          COMPUTER COMPONENTS & SOFTWARE              3.1%
    150   Cisco Systems, Inc. *                                 $8,344
    100   Microsoft Corp. *                                      9,750
                                                               -------
                                                                18,094
                                                               -------

          COMPUTERS                                   7.4%
    200   Hewlett Packard Co.                                   11,200
    150   Hitachi Ltd. ADR                                      13,163
     50   International Business Machines Corp.                  7,187
    200   NEC Corp. ADR                                         11,550
                                                               -------
                                                                43,100
                                                               -------

          CONSUMER PRODUCTS                           2.0%
    350   PepsiCo, Inc.                                         11,506
                                                               -------

          COSMETICS AND TOILETRIES                    1.4%
    100   Gillette Co.                                           7,913
                                                               -------

          ELECTRIC UTILITIES                          1.0%
    100   Empresa Nacional de Electricidad SA ADR                6,137
                                                               -------

          ELECTRICAL EQUIPMENT                        2.9%
    100   General Electric Co.                                  10,287
    150   Philips Electronics NV NY                              6,750
                                                               -------
                                                                17,037
                                                               -------



          ENTERTAINMENT                               1.3%
    100   Walt Disney Co. (The)                                  7,425
                                                               -------

          FINANCIAL SERVICES                          1.7%
     50   ABB AB ADR                                             5,587
    100   Federal National Mortgage Assoc.                       4,000
                                                               -------
                                                                 9,587
                                                               -------

          FOOD                                        1.6%
     50   Unilever NV                                            9,525
                                                               -------

          HOSPITALS & HEALTH CARE FACILITIES          1.4%
    200   Columbia Healthcare Corp.                              8,400
                                                               -------

          HOUSEHOLD PRODUCTS                          2.1%
    100   Procter & Gamble Co.                                  12,013
                                                               -------





Number of
Shares                                                           Value
---------                                                        -----

          INSURANCE                                   2.2%
    100   Aegon NV ADR                                         $ 6,688
     50   American International Group, Inc.                     6,050
                                                               -------
                                                                12,738
                                                               -------

          MANUFACTURING & MINING                      3.0%
    100   De Beers Consolidated Mines, Ltd. ADR                  3,478
    150   Minnesota Mining & Manufacturing Co.                  13,800
                                                               -------
                                                                17,278
                                                               -------

          OIL & GAS                                   9.6%
    100   Amoco Corp.                                            8,450
    200   Elf Aquitane ADR                                       9,600
    100   Exxon Corp.                                            9,988
    200   Repsol SA ADR                                          7,600
    100   Texaco, Inc.                                           9,887
    250   Total S.A. ADR                                         9,906
                                                               -------
                                                                55,431
                                                               -------

          PHARMACEUTICALS                             8.4%
    150   Abbott Laboratories                                    8,438
     50   American Home Products Corp.                           3,200
    100   Astra AB ADR A                                         4,813
     50   Bristol-Myers Squibb Co.                               6,525
    200   Johnson & Johnson                                     11,525
     50   Merck & Co., Inc.                                      4,600
    100   Novo Nordisk ADR *                                     4,812
     50   Pfizer, Inc.                                           4,581
                                                               -------
                                                                48,494
                                                               -------

          PHOTOGRAPHY                                 1.5%
    100   Eastman Kodak Co.                                      8,963
                                                               -------

          RESTAURANTS                                 1.5%
    200   McDonald's Corp.                                       8,650
                                                               -------

          RETAIL                                      3.5%
    200   Coles Myer Ltd. ADR                                    7,150
    150   Home Depot, Inc.                                       8,175
    200   Wal-Mart Stores, Inc.                                  5,275
                                                               -------
                                                                20,600
                                                               -------



Number of
Shares                                                           Value
---------                                                        -----

          SEMICONDUCTORS                              5.6%
    100   Intel Corp.                                         $ 14,188
    100   Kyocera Corp. ADR                                     11,675
    100   SGS - Thomson Microelec NY *                           6,600
                                                               -------
                                                                32,463
                                                               -------

          STEEL                                       1.8%
    200   British Steel PLC ADR                                  4,975
    200   Broken Hill Proprietary Co., Ltd.                      5,325
                                                               -------
                                                                10,300
                                                               -------

          TELECOMMUNICATIONS                          6.1%
    100   Ameritech Corp.                                        6,375
    150   AT&T Corp.                                             5,981
    100   Bell Atlantic Corp.                                    6,912
    100   Bellsouth Corp.                                        4,688
    100   Stet Soc Finanz Telef ADR                              4,275
    100   Telefonica DE Espana ADR                               6,887
                                                               -------
                                                                35,118
                                                               -------

          TOBACCO PRODUCTS                            1.2%
     50   Philip Morris Cos., Inc.                               6,756
                                                               -------

          Total Common Stock (cost $567,988)                   575,375
                                                               -------

Principal
Amount

          SHORT-TERM INVESTMENTS                      5.3%

$30,681   UMB Bank n.a. Money Market Fiduciary                  30,681
                                                               -------

          Total Short-Term Investments (cost $30,681)           30,681
                                                               -------


          Total Investments (cost $598,669)         104.7%     606,056
                                                               -------


          Liabilities, less
            Cash and Other Assets                    -4.7%     (27,000)
                                                              --------


          NET ASSETS                                100.0%    $579,056
                                                              --------


*Non-income producing security.

See notes to financial statements.



PURISIMA TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (Unaudited)


ASSETS:
Investments at value (cost $598,669)                          $606,056
Deferred organizational costs                                  143,097
Prepaid expenses                                                19,884
Dividends and interest receivable                                  884
                                                              --------

Total Assets                                                   769,921
                                                               -------

LIABILITIES:
Payable to Adviser                                              95,759
Accrued expenses                                                64,642
Payable for securities purchased                                29,622
Accrued investment advisory fee                                    842
                                                               -------

Total Liabilities                                              190,865
                                                               -------
Net Assets                                                    $579,056
                                                              ========


NET ASSETS CONSIST OF:
Capital stock                                                 $571,080
Undistributed net investment income                                496
Undistributed net realized gain on investments                      93
Net unrealized appreciation on investments                       7,387
                                                              --------
Net Assets                                                    $579,056
                                                              ========

CAPITAL STOCK, $.01 par value, Unlimited Authorization
Issued and outstanding                                          55,251
                                                               -------


NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                    $10.48
                                                                ======

See notes to financial statements.



PURISIMA TOTAL RETURN FUND

STATEMENT OF OPERATIONS
For the Period October 28, 1996 to February 28, 1997 (Unaudited)


INVESTMENT INCOME:
Dividends                                                      $   992
Interest                                                           766
                                                               -------
                                                                 1,758
                                                               -------

EXPENSES:
Fund administration and accounting fees                         21,894
Shareholder servicing fees                                      16,808
Federal and state registration fees                             11,636
Amortization of organizational costs                            10,432
Legal fees                                                      10,086
Reports to shareholders                                          6,063
Trustees' fees                                                   4,519
Other                                                            3,662
Audit fees                                                       3,060
Custody fees                                                     1,750
Investment advisory fees                                           842
                                                               -------


Total expenses before reimbursement and waiver                  90,752
Reimbursement and waiver of expenses by Adviser                (89,490)
                                                              --------

Net expenses                                                     1,262
                                                               -------

NET INVESTMENT INCOME                                              496
                                                               -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    93
Change in unrealized appreciation on investments                 7,387
                                                               -------

Net gain on investments                                          7,480
                                                               -------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                $ 7,976
                                                               =======

See notes to financial statements.




PURISIMA TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period October 28, 1996 to February 28, 1997 (Unaudited)


OPERATIONS:
Net investment income                                           $  496
Net realized gain on investments                                    93
Change in unrealized appreciation on investments                 7,387
                                                               -------
Net increase in net assets resulting from operations             7,976
                                                               -------


CAPITAL SHARE TRANSACTIONS:
Proceeds from 45,251 shares sold                               471,080
                                                               -------

TOTAL INCREASE IN NET ASSETS                                   479,056

NET ASSETS:
Beginning of period                                            100,000
                                                               -------
End of period                                                 $579,056
                                                              ========

See notes to financial statements.



PURISIMA TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Unaudited)


                                                       October 28, 1996 (1)
                                                       to February 28, 1997


Net asset value, beginning of period                            $10.00

Income from investment operations:
Net investment income                                             0.01
Net realized and unrealized gains
  on securities                                                   0.47
                                                               -------

Total from investment operations                                  0.48


Net asset value, end of period                                  $10.48
                                                                ======

Total return (2)                                                 4.80%

Supplemental data and ratios:
Net assets, end of period                                     $579,056
Ratio of net expenses to average net assets (3)(4)               1.50%
Ratio of net investment income to average net assets (3)(4)      0.59%

Portfolio turnover rate                                          0.16%
Average commission rate paid on portfolio
  investment transactions                                      $0.0289



(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of expenses to average net assets would have been 107.86%, and the ratio of net investment income to average net assets would have been (105.77%).




                           PURISIMA TOTAL RETURN FUND

                         NOTES TO FINANCIAL STATEMENTS

                         FEBRUARY 28, 1997 (UNAUDITED)


(1) Organization
    ------------
   The Purisima Total Return Fund (the "Fund"), constituting the initial series of The Purisima Funds (the "Trust"), was organized on June 27, 1996 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Purisima Total Return Fund. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Fund.


(2) Significant Accounting Policies
    -------------------------------
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   (a) Investment Valuation

       Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board of Trustees.

   (b) Organization Costs

       Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced investment activities. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

   (c) Federal Income and Excise Taxes

       The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

   (d) Distributions to Shareholders

       Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principals.

   (e) Other

       Investment transactions are accounted for on the trade date plus one. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3) Investment Adviser
    ------------------
   The Fund has an Investment Management Agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets for the first fiscal year. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Adviser will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

(4) Service and Distribution Plan
    -----------------------------
   Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

(5) Investment Transactions
    -----------------------
   The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period October 28, 1996 to February 28, 1997 are summarized below:

   Purchases                           $568,254
   Sales                               $    359

   At February 28, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $598,669 were as follows:

   Appreciation                        $23,969
   Depreciation                        (16,582)
                                       --------
   Net appreciation on investments     $ 7,387
                                       ========


                                   APPENDIX A

Commercial Paper Ratings
-------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

     "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

     "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings
-------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA   Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

     A    Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE   DEFINITION
------------   ----------
AAA            Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+            High credit quality.  Protection factors are strong.  Risk
AA             is modest, but may vary slightly from time to time because
AA-            of economic conditions.

A+             Protection factors are average but adequate.  However, risk
A              factors are more variable and greater in periods of economic
A-             areas.





                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     A. FINANCIAL STATEMENTS (ALL INCLUDED IN PART B)*:
            The following financial statement has been audited and is included in Part B:
                Report of Independent Accountants.
                Statement of Assets and Liabilities as of September 19, 1996. Notes to Financial Statement.

            The following unaudited financial statements for the Fund are included in Part B:
               1.  Schedule of Investments as of February 28, 1997
               2.  Statement of Assets and Liabilities as of February 28, 1997
               3.  Statement of Operations for the period ended February 28,
                   1997
               4. Statement of Changes in Net Assets for the period ended February 28, 1997
               5.  Financial Highlights for the period ended February 28, 1997
               6.  Notes to Financial Statements


     B. EXHIBITS

            1.1  Certificate of Trust.

            1.2  Registrant's Agreement and Declaration of Trust.

            2.   Registrant's By-Laws.

            3.   None.

            4.   None.

            5. Investment Management Agreement by and between Registrant on behalf of the Fund and Fisher Investments, Inc.

            6.1 Distribution Agreement by and between Registrant and Sunstone Financial Group, Inc. (incorporated by reference to Exhibit 6 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A) (superseded).

            6.2 Distribution Agreement by and between Registrant and Sunstone Distribution Services, LLC

            7.   None.

            8.   Custodian Agreement by and between Registrant and UMB Bank,
                 N.A.

            9.1 Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc.

            9.2 Transfer Agency Agreement by and between Registrant and Sunstone Investor Services, LLC.

            10. Legal Opinion of Heller Ehrman White & McAuliffe, counsel for Registrant.

            11.  Consent of Independent Accountants.

            12.  None.

            13.1 Subscription Agreement.

            13.2 Organizational Expense Agreement.

            14. Individual Retirement Custodial Account Agreement and Disclosure Statement.

            15. Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            16.  Computation of Performance Figures.

            17.  Financial Data Schedules.

            18.  None.



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         -------------------------------------------------------------

     Registrant neither controls any person nor is under common control with any other person.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
         -------------------------------

                                              Number of Record
        Title of Class                Holders as of March 31, 1997
        --------------                --------------------------------

  Purisima Total Return Fund                         26
        $0.01 Par Value



ITEM 27. INDEMNIFICATION.
         ---------------

     Registrant's Board of Trustees has adopted the following By-law provisions which are in full force and effect and have not been modified or cancelled:


                                   ARTICLE VI
                      INDEMNIFICATION OF TRUSTEES OFFICERS
                           EMPLOYEES AND OTHER AGENTS

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a Trustee of the Trust, that his or her conduct was in the Trust's best interests, and (b) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests, and (c) in the case of a criminal proceeding that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of the Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with the Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

  (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person's official capacity; or

  (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

  (c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action that is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

  Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of the Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that, based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

  Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

  (a) a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

  (b) a written opinion by an independent legal counsel.

  Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts, that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must conform to the standards set forth in Section 6 of this Article for determining that the indemnification is permissible.

  Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of the Trust or any subsidiary hereof may be entitled by contract or otherwise.

  Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

  (a) that it would be inconsistent with a provision of the Trust's Agreement and Declaration of Trust, a resolution of the shareholders of the Trust, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

  (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of the Trust to purchase such insurance, the Trust shall purchase and maintain insurance on behalf of any agent of the Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that the Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Trust's Agreement and Declaration of Trust.

  Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article VI does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the Trust as defined in Section 1 of this Article VI. Nothing contained in this Article VI shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article VI.

  Insofar as indemnification for liability rising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Section 11 of the Investment Management Agreement between the Registrant and the Adviser provides for indemnification of the Adviser in connection with certain claims and liabilities to which the Adviser, in its capacity as the Registrant's investment adviser, may be subject. A copy of the Investment Management Agreement is incorporated by reference as Exhibit 5.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
         ----------------------------------------------------

Fisher Investments, Inc., Registrant's investment adviser, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. Set forth below is additional biograhpical information and a description of any company with which the officers and directors of Fisher Investments, Inc. have been engaged at any time since June 1, 1994 in the capacity of director, officer, employee, partner or trustee:

Kenneth L. Fisher is the Chief Executive Officer of Fisher Investments, Inc. and Chairman of its Investment Policy Committee. Mr. Fisher makes investment policy and tactical investment decisions. Since July 1984, Mr. Fisher has written a monthly column for Forbes magazine. Mr. Fisher has operated the Adviser (including its predecessor) since 1979.

Jeffrey L. Silk is the Director of Operations, Senior Vice President and member of the Investment Policy Committee of Fisher Investments, Inc. He is responsible for overseeing the day to day activities of the trading and operations group as well as development of statistical databases used for screening equity and fixed income securities. He has been employed by the Adviser since 1983.

Sherrilyn A. Fisher is Senior Vice President and Corporate Secretary of the Adviser. Her chief responsibilities are the overview of all activities involving maintenance of the office and its facilities. Ms. Fisher has been employed by the Adviser since 1984.


ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, First Omaha Funds, Inc., The Garzarelli Funds, and Van Wagoner Funds, Inc.

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES
BUSINESS ADDRESS     SUNSTONE FINANCIAL GROUP, INC.   WITH REGISTRANT
------------------   ------------------------------   ---------------------

Miriam M. Allison     President and Director           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Daniel S. Allison     Secretary and Director           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Mary M. Tenwinkel     Senior Vice President            None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
         --------------------------------

     All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's corporate offices, except (1) records held and maintained by relating to its functions as custodian and (2) records held and maintained by Sunstone Financial Group, Inc. and Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as administrator, fund accountant and transfer agent.


ITEM 31. MANAGEMENT SERVICES.
         -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 32. UNDERTAKINGS.
         ------------

     (a) Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodside, State of California, on the 25th day of April, 1997.

                         THE PURISIMA FUNDS
                         (Registrant)

                         By: /s/ Kenneth L. Fisher
                             ---------------------
                             Kenneth L. Fisher
                             President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.


Name                                Title                       Date
----                                -----                       ----

/s/Kenneth L. Fisher      President; Trustee (principal      April 25, 1997
   --------------------   executive officer; principal
   Kenneth L. Fisher      financial and accounting officer)

/s/Bryan F. Morse         Trustee                            April 21, 1997
   --------------------
   Bryan F. Morse

                          Trustee                            April __, 1997
   --------------------
   Grover T. Wickersham

/s/Pierson E. Clair, III  Trustee                            April 26, 1997
   ---------------------
   Pierson E. Clair, III







                                 EXHIBIT INDEX

            1.1  Certificate of Trust.

            1.2  Registrant's Agreement and Declaration of Trust.

            2.   Registrant's By-Laws.

            3.   None.

            4.   None.

            5. Investment Management Agreement by and between Registrant on behalf of the Fund and Fisher Investments, Inc.

            6.1 Distribution Agreement by and between Registrant and Sunstone Financial Group, Inc. (incorporated by reference to Exhibit 6 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A) (superseded).

            6.2 Distribution Agreement by and between Registrant and Sunstone Distribution Services, LLC

            7.   None.

            8.   Custodian Agreement by and between Registrant and UMB Bank,
                 N.A.

            9.1 Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc.

            9.2 Transfer Agency Agreement by and between Registrant and Sunstone Investor Services, LLC.

            10. Legal Opinion of Heller Ehrman White & McAuliffe, counsel for Registrant.

            11.  Consent of Independent Accountants.

            12.  None.

            13.1 Subscription Agreement.

            13.2 Organizational Expense Agreement.

            14. Individual Retirement Custodial Account Agreement and Disclosure Statement.

            15. Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            16.  Computation of Performance Figures.

            17.  Financial Data Schedules.

            18.  None.